UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2013

 CATAMARAN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52073

Yukon Territory, Canada	98-0167449
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 McConnor Parkway
Schaumburg, Illinois 60173-6801
(Address of principal executive offices, zip code)

(800) 282-3232
(Registrant’s phone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On October 31, 2013, the registrant announced its earnings for the three and nine months ended September 30, 2013. Further details are described in the press release issued by the registrant on October 31, 2013 and furnished as Exhibit 99.1 hereto and incorporated herein by reference.

                The information contained in, or incorporated into, this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Results of operations press release issued October 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAMARAN CORPORATION

Dated: October 31, 2013	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Results of operations press release issued October 31, 2013